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Exhibit 10.15.1

Amended and Restated
AT&T Master Carrier Agreement

CUSTOMER Name (Full Legal Name):						AT&T Sales Representative:
Universal Access			AT&T Corp.,			Robert J. Gartner
("CUST0MER")			a New York corporation ("AT&T")

CUSTOMER Name (and Title) for Notice:			AT&T Name (and Title) for Notice: Sarita Rao			AT&T Contact Telephone Number: 847-952-2507

CUSTOMER Address: 233 S. Wacker Dr. Suite 600			AT&T Address: 1701. W. Golf Road			Initial Deposit Amount Required: $0.00

City Chicago	State IL	Zip Code 60606	City Rolling Meadows	State IL	Zip Code 60008

CUSTOMER Fax number for Notice: 312-660-5057			AT&T Fax number for Notice: 847-952-2622

CUSTOMER and AT&T entered into a Master Carrier Agreement executed by the parties on the following dates:

Date of execution by CUSTOMER:	Date of execution by AT&T:

The parties hereby replace that prior agreement with this Amended and Restated Master Carrier Agreement, which shall be legally binding when signed by both parties and shall continue in effect until the end of the longest term specified in the Attachment(s), or until otherwise terminated as provided in accordance with this Agreement. The rates and commitments provided in the Attachments shall be effective as provided in each Attachment.

This Amended and Restated Master Carrier Agreement consists of this Cover Sheet, the attached Terms and Conditions, and the Attachment(s) listed below (these documents together are collectively referred to as the "Agreement"). In the event of any inconsistency between these documents, precedence will be given to the documents in the following order: (1) this Cover Sheet; (2) Attachment(s); (3) the Terms and Conditions. In the event of any inconsistency between the terms of this Agreement and the terms of an applicable Tariff, the terms of the Agreement shall prevail.

Title	Doc. ID	Date/time stamp
Master Carrier Agreement Terms and Conditions	MCA990816.doc	08/16/99 3:42 pm
Data Service Terms and Pricing	UAI DSTP010413	04/13/01 10:20 AM
Local Services—Dedicated Transport Services	UAI DTSSTP001031	10/31/2000 2:38 PM
AT&T Term Plan-Service Order Attachment	ma-vii-termplan-sig.doc	07/3l/2001
AT&T Teleconference Services Pricing Plan	TC123.45
AT&T Teleconference Web Meeting Services Service Order Attachment	AWM SOA 022602.doc

CUSTOMER'S SIGNATURE BELOW ACKNOWLEDGES THAT CUSTOMER HAS READ, UNDERSTANDS AND AGREES TO EACH OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THAT THE INDIVIDUAL SIGNING THIS AGREEMENT IS DULY AUTHORIZED TO DO SO.

CUSTOMER		AT&T Corp.

By:	/s/ GEORGE A. KING (Authorized Customer Signature)	By:	/s/ PENNY L. KEENE (Authorized AT&T Signature)
	George A. King, Chief Development Officer (Typed or Printed Name and Title)		Penny L. Keene (Typed or Printed Name and Title)
Date:	June 20, 2002	Date:	7/1/02

AT&T MA Reference No.

AT&T Term Plan - Service Order Attachment

CUSTOMER Legal Name ("Customer", "You or Your")	AT&T Corp. ("AT&T")	AT&T Sales Contact Name
Universal Access, Inc.	AT&T Corp.	Robert Gartner
Customer Address	AT&T Address	AT&T Sales Contact Address
233 S. Wacker Dr. Suite 600 Chicago Il USA 60606	55 Corporate Drive Bridgewater, New Jersey 08807	1701 Golf Road Tower 3 Floor 5 Rolling Meadows IL USA 60008
Customer Contact	AT&T Contact	AT&T Sales Contact Information
Name: Jim Nettleton Title: Director Telephone: 312-660-3648 Fax: 312-881-4066 Email: jnettleton@universalaccess.net	Master Agreement Support Team Email: mast@att.com	Telephone: 847-952-2507 Fax: 847-952-2622 Email: robertgartner@att.com Branch Manager: Pat Griffin Sales Strata: Wholesale Sales Region: Western
Customer Billing Address	Customer Account Information
233 S. Wacker Dr. Suite 600 Chicago IL USA 60606	Master Customer Number (MCN): 319100 Plan ID No.

        This Service Order Attachment is an Attachment to the Master Agreement between Customer and AT&T dated                        , ("Agreement") is an integral part of that Agreement. Services provided under the Term Plan selected below are subject to the rates and terms and conditions as described in the AT&T Business Service Guide located at http:/lwww.att.com/serviceguide/business. The order of priority in the event of inconsistency among terms shall be the Attachment, then the Master Agreement, and then the AT&T Business Service Guide at http/Iwww.att.com/serviceguide/business.

        Eligible Charges:    If you have selected an AT&T Term Plan which includes a revenue or usage commitment, the commitment will be satisfied by the charges for AT&T Services as described In the AT&T Service Guide.

        Term Start Date:    The Term start date will be determined by AT&T in accordance with the type and availability of Services, provisioning requirements, local access, and site readiness.

        Contract Prices:    Your Term Plan prices, Including discounts, credits and waivers, are specified in the AT&T Service Guide. Upon expiration of the Term, Services will continue to be provided under the terms of the Agreement, until terminated at any time by either party on notice to the other, at the charges specified In the AT&T Service Guide.

        Shortfall Charges:    If you have selected an AT&T Term Plan which Includes a revenue or usage commitment and If You fail to satisfy Your commitment, You will be billed a shortfall charge. The shortfall charge will be calculated as set forth in description of Your Term Plan In the AT&T Service Guide.

        Termination Charges:    Subject to certain exceptions, if Your Term Plan is terminated before the end of the Term, You will be billed Termination Charges calculated as set forth in description of Your Term Plan in the AT&T Service Guide. Customer hereby places an order for an AT&T Term Plan as follows:

AT&T Term Plan

☐		ACC Business Outbound Term Plan			☒	-	Audio Teleconference Service Discount Plan
							☐	-	Volume Discount Plan III
		☐	-	Domestic Switched Access—Term Plan: Select One			☐	-	Term Plan AA: Term: Select One
				Term: Select One					Minimum Annual Revenue Commitment: Select One
				Minimum Monthly Usage Commitment: Select One			☐	-	Term Plan BB: Term: Select One
		☐	-	Domestic Dedicated Access—Term Plan: Select One					Minimum Annual Revenue Commitment: Select One
				Minimum Monthly Usage Commitment: Select One			☒	-	Term Plan Promotion: Term: 3 years Minimum Annual Revenue Commitment: $100,000

☐	-	Access Value Arrangement (AVA)			☐	-	Digital Volume Pricing Plan (DSVPP)
		Term: Select One - Select One - Select One - Select One					Term: Select One Minimum Monthly Revenue Commitment: Select One

☐	-	Access Value Plan (AVP) Term: Select One - Select One - Select One - Select One			☐	-	Simply Better Flex Pricing Plan Plan: Select One

☐	-	ACCU-Ring Term Discount Plan (ATDP)			☐	-	Video Teleconference Service Discount Plan
		Term: Select One - Ring Capacity: Select One					☐	-	Volume Discount Plan

☐	-	ACCUNET Bandwidth Manager Volume Pricing Plan (ABMVPP) Term: Select One Minimum Monthly Revenue Commitment: Select One			☐	-	Other Term Plan: (identify)

SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT.

CUSTOMER: ‹Insert Customer's Legal Name›		AT&T CORP.

By:	/s/ GEORGE A. KING (Authorized Signature)	By:	/s/ PENNY L KEENE (Authorized Signature)
	George A. King (Typed or Printed Name)		Penny L. Keene (Typed or Printed Name)
	Chief Development Officer (Title)		Teleconference Account Manager (Title)
	June 20, 2002 (Date)		7/1/02 (Date)

AT&T MA Reference #

AT&T Teleconference Web Meeting Services Service Order Attachment

CUSTOMER Legal Name	AT&T Corp. ("AT&T")	AT&T Sales Contact Name
Universal Access, Inc.	AT&T Corp.	Robert Gartner
CUSTOMER Address	AT&T Address	AT&T Sales Contact Address
233 S. Wacker Dr. Suite 600 Chicago IL USA 60606	55 Corporate Drive Bridgewater, New Jersey 08807	1701 Golf Road Tower 3 Floor 5 Rolling Meadows IL USA 60008
CUSTOMER Contact	AT&T Contact	AT&T Sales Contact Information
Name: Jim Nettleton Title: Director Telephone: 312-660-3648 Fax: 312-881-4066 Email: jnettleton@universalaccess.net	Master Agreement Support Team Email: mast@att.com url: http://ma.kweb.att.com/ Fax: 908-658-2562	Telephone: 847-952-2507 Fax: 847-952-2622 Email: robertgartner@att.com Branch Manager: Pat Griffin Sales Strata: Wholesale Territory #: 0
CUSTOMER Billing Address	CUSTOMER Account Information
233 S. Wacker Dr. Suite 600 Chicago IL USA 60606	Master Customer Number (MCN): 319100 Plan ID Number	☐ AT&T SDN OneNet® ☐ AT&T VTNS® ☐ AT&T ABN® ☐ AT&T UniPlan®

        This Service Order Attachment for the AT&T Teleconference Web Meeting Services ("Service") consists of a Terms and Conditions Section and a Pricing Schedule, which together constitute an Attachment to the Master Agreement dated between You and AT&T ("Agreement") and is an integral part of that Agreement. In the event of conflict among the documents, the order of priority shall be this Attachment, then the Master Agreement General Terms and Conditions.

        This Attachment is effective when signed by both You and AT&T (the "Effective Date').

CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS
SERVICE ORDER ATTACHMENT AND AGREES TO BE BOUND BY THEM.

CUSTOMER: Universal Access, Inc.		AT&T CORP.

By:	/s/ GEORGE A. KING (Authorized Signature)	By:	/s/ PENNY L. KEENE
	George A. King (Typed or Printed Name)		Penny L. Keene (Typed or Printed Name)
	Chief Development Officer (Title)		Teleconference Account Manager (Title)
	June 20, 2002 (Date)		7-1-02 (Date)

Terms And Conditions

Section 1.    Scope and Service Description

        This service is a Data Conference Service ("AT&T WebMeeting Service") that must be established as a Service within the family of AT&T TeleConference Services. AT&T WebMeeting Service can be used in conjunction with other AT&T TeleConference Services to enable Customers to present, collaborate, share files/applications and modify documents via the Internet. Specific Web Meeting Services Feature Descriptions are as set forth in Section 2 herein.

2.    Feature Description

        The following primary features are currently available for this service, as may be modified from time to time:

          (a)  Presentation Mode.    This is targeted at "one to many" applications, and facilitates one-way transmission of documents such as spreadsheets and slide presentations. For example, Keynote addresses, shareholder meetings, press conferences, and virtual classrooms can all be conducted in a "broadcast" mode.

          (b)  Collaboration Mode.    This is targeted at applications involving smaller groups where participants can share applications, exchange information, and transfer files.

          (c)  Application Sharing.    A user can share a program or application running on one computer with other participants in the conference. Participants can review the same data or information, and see the actions of the host (for example, editing a customer contract or browsing a web site.) Participants can share Windows- based applications transparently without any special knowledge of the application capabilities. The person sharing the application can choose to collaborate with other people in a call, and they can take turns editing or controlling the application. Only the person sharing the program needs to have the given application, e.g., Microsoft PowerPoint©, Installed on their computer.

          (d)  Online Polling.    Polling allows the host to create a survey prior to a conference or on an ad hoc basis as the meeting progresses. Results can be tabulated immediately and if desired, shared with the entire audience.

          (e)  File Transfer.    With this capability, a user can send a file in the background to one or all of the people on the current call. A file can be sent to individual participants or to the group as a whole. Each person can then accept or decline receipt. The file transfer occurs in the background as everyone continues sharing an application, using the whiteboard or chatting.

          (f)    Whiteboard.    The whiteboard program is a multi-page, multi- user drawing application that enables users to sketch diagrams, organization charts, or display other graphic information with people on a call. A remote pointer or highlighting tool can be utilized to point out specific contents or sections of shared pages. This capability extends the application sharing feature by supporting ad hoc collaboration on a common drawing surface.

          (g)  Chat.    Participants can type and transmit text messages to share common ideas or topics with other people, or record meeting notes and action items as part of a collaborative process. Chat and its aspects are Host controlled options. There are three types: Chat to All, Private Chat to any other meeting attendee, and Chat only to Host.

        AT&T reserves the right to modify features from time to time. Consult your AT&T Sales Representative for updates on feature modifications and enhancements.

3.    Charges

        AT&T reserves the right to modify charges for AT&T Web Meeting Service. Should AT&T elect to modify rates, AT&T and Customer will attempt to negotiate a revised Web Meeting Service Order Attachment, which reflects the new Web Meeting Service rate, based on mutual agreement. Notwithstanding, anything contained herein to the contrary if Customer and AT&T are unable to reach agreement on a modified rate for Web Meeting Services, AT&T will have no further obligation to provide service at the rates contained in this Attachment.

        Charges for AT&T Web Meeting Service are in addition to applicable charges for other AT&T TeleConference Service, which can be used in conjunction with Web Meeting Service. If teleconference charges retire an AT&T minimum annual revenue commitment, then AT&T WebMeeting Service usage charges will contribute toward retirement of a minimum revenue commitment in any TeleConference specific Term Plan, TeleConference Service Order Attachment, in an AT&T Service Order Attachment, or other agreements.

        There are two, billing options available; details are as set forth in Section 6 herein.

4.    Term

        There is no term associated with this attachment.

5.    Payment

        Charges are billed and payable in U.S. Dollars.

6.    Web Meeting Service Rates and Charges

        There are two WebMeeting Service billing options: Cost Per Minute or Seat License billing. A checked box below indicates the agreed option:

Schedule I
    ☒ Cost Per Minute

        Web Meeting usage charges are $.33 cents per minute multiplied by the number of ports used in a WebMeetlng conference to determine the total usage minutes. Total usage minutes are calculated for each WebMeeting conference. Charges for AT&T Web Meeting Service are in addition to applicable charges for AT&T TeleConference Service, which can be used in conjunction with Web Meeting Service.

        If CUSTOMER utilizes the Multliocation Billing option from AT&T TeleConference Services, all locations are affected by this WebMeeting billing option. WebMeeting Cost Per Minute charges can appear at applicable specific locatIon(s).

        A No Show fee will apply if zero ports are used after 30 minutes from the reserved start time of a WebMeeting. The fee is calculated by multiplying the cost per minute rate by the amount of ports by 30 minutes.

Schedule II
    ☐ Seat License

        Web Meeting usage charges are based on a calendar month subscription to Seat Licenses. Seat Licenses equate to concurrent CUSTOMER ports in use at any time and provide unlimited usage to less than or equal to the total amount of Seat Licenses subscribed to for all concurrent WebMeeting conferences. Seats are available to all CUSTOMER users. The Web Meeting charges are $         per Seat. CUSTOMER must subscribe to a minimum of             Seats. Initially, CUSTOMER will subscribe to            Seats. CUSTOMER's monthly Seat License rate equates to the amount of subscribed Seats multiplied by the amount per Seat.

        If concurrent CUSTOMER users exceed the amount of Seat Licenses, $1.00 per minute for each port in excess of the current amount of Seats subscribed to for the duration each excessive port is used until total users equate to or are less than the amount of seats subscribed to.

        CUSTOMER changes to the amount of subscribed Seats must be provided with 15 days written notice to your AT&T TeleConference Account Executive. While the amount of Seats subscribed to can increase or decrease, CUSTOMER cannot subscribe to less than the minimum number of Seats.

        If CUSTOMER utilizes Multilocation Billing option from AT&T TeleConference Services, all locations are affected by this WebMeeting billing option. All locations can use WebMeeting Seat Licenses and all locations will contribute to the amount of concurrent users but all WebMeeting charges and credits are billed to the Headquarters location.

AT&T TELECONFERENCE SERVICES PRICING PLAN
Attachment to AT&T Term Plan

AT&T TeleConference Service Description

        The AT&T TeleConference Service is comprised of several elements. The primary elements include The AT&T Corporate Plan and Executive Offerings. Other elements may be selected and attached as a separate service order attachments. These other elements may include: Web Meeting, Global Offer, and Conference Casting. Usage from these elements will count toward the overall commitment.

        For detailed information on 'availability, please refer to the AT&T Business Service Guide at http://www.att.com/serviceguide /business.

RATES: Corporate Plan & Executive Offerings

        All Rates are per minute per person/connection unless otherwise specified. Rates for Operator Dialed & Toll Free Dial-In include bridge + transport. Rates for Caller Paid Dial-In include the bridge charges only. Participants pay own transport.

  Corporate Plan Service

Call Option	Bridge	Transport		Total

Operator Dialed	$0.200		$0.060	$0.260

Operator Assisted Toll Free Dial-In	$0.130		$0.060	$0.190

Automated Toll Free Dial-In	$0.100		$.0600	$0.160

Reservationless Toll Free Dial-In	$0.100		$0.600	$0.160

Operator Assisted Caller Paid Dial-In	$0.130	$	.*	$0.130

Automated Caller Paid Dial-In	$0.100	$	.*	$0.l00

Reservationless Caller Paid Dial-In	$0.100	$	.*	$0.100

*
Transport:    Participants are billed by their long distance carrier on long distance bill.

        International.    Includes Bridge Charge plus International transport

        Canada:    $0.65/minute/connection weekdays;
$0.48/minute/connection weekends**.

        Other International:    Charges to the U. S. from the international calling location apply and will be billed by the participant's carrier.

Call Cancellation/No-Show Charges

  •
  Operator Dialed—No charges apply.

  •
  Dial-In—Up to a maximum of 30 minutes of reserved bridge port usage/connection is applied if the TeleConference is not canceled at least 15 minutes prior to scheduled start time.

**
Weekend rates apply from Friday at 7pm through Sunday 5pm.

(1)
Applies to bridge, transport, prenotification and Executive Offerings usage charges.

(2)
Discounts apply to bridge, domestic transport, and prenotificatlon charges.

Executive Offerings

        AT&T TeleConference Service provides three (3) levels of service - Executive, Premier, and Event.

  •
  Executive Offer—full service & full featured.

  •
  Premier Offer—dial-in service only with up to two (2) features from list of billable features.

  •
  Event Offer—Dial-In calls only with no features.

Call Option	Executive	Premier	Event

Operator Dialed	$0.550	$0.550	$0.550

Operator Assisted Toll Free Dial-In*	$0.550	$0.550	$0.550

Automated Toll Free Dial-In	$0.450	$0.350	$0.350

Operator Assisted Caller Paid Dial-In *	$0.400	$0.300	$0.300

Automated Caller Paid Dial-In*	$0.300	$0.300	$0.300

  •
  Operator Assisted Calls available for up to 1400 Teleconference connections.

  •
  Bridge & Transport Rates are combined into a single component for Operator Dialed. and Operator Assisted Toll Free.

  •
  *Transport for Caller Paid Dial-In Calls Participants are billed by their long distance carrier on long distance bill.

International

        Operator-Dialed:    $0.450 (Bridge Rate Only) plus applicable AT&T Business International Long Distance rates.

        Canada: $0.65/minute/connection weekdays; $0.48/minute/connection weekends**.

        Other International: Charges to the U. S. from the international calling location apply and will be billed by the participant's carrier.

Call Cancellation/No-Show Charges

        Executive Offerings—$5.00/unused reserved Dial-In connection unless: 24-hour advance cancellation notice for calls with less than 1,000 connections; 48-hour advance cancellation notice for calls with 1,000 or more connections. A minimum charge of $3,375.00 per TeleConference applies only to teleconferences of 1,000 reserved connection or more if not canceled 48-hours or more before the call start time.

OPTIONAL FEATURE CHARGES FOR CORPORATE AND EXECUTIVE OFFERINGS

Optional Features—

        For detailed information on feature availability, please refer to the AT&T Business Service Guide at http://www.att.com/serviceguide/business.

  Recording—$20.00/60 minutes, plus charges associated for one additional connection. Additional connection charges do not apply to Executive Offerings.
  Copies - $10.00/copy.

  Transcription of Recorded TeleConference—$50.00/transcription increment. Approximately 15 minutes of recorded conversation translates to one transcription increment.
        24-Hour Turnaround - $50.00.

EXECUTIVE & PREMIER BILLABLE FEATURES

Features	Executive	Premier

Communications Line	Included	$1.50 ***

Participant Screening	Included	$1.50***

Participant List	Included	$1.50 ***

Moderator Led Q & A	Included	$1.50 ***

Voting & Polling	Included	$1.50 ***

Sub-conferencing	Included	$1.50 ***

Other Options

Tape Recording $20.per hour	Available	Available

Digitized Replay $.40lminute for TF; $.35 minute for Caller Paid	Available	Available

Transcription: $50 per transcription increment	Available	Available

Translation—Languages $3.50 per minute; plus one additional connection.	Available	Available

Fax Service $1.00 page/participant	Available	Available

Pre-Notification	$3.50 Per Person notified	Not Available

Participant Registration (RSVP)	$2 per reserved participant	$2 per reserved Participant

Participant-Paid Pre-Registration (Enhanced RSVP)	$4 per reserved Participant	$4 per reserved participant

Conference Casting Small Audio - $500 Large Audio - $1000 Replay/Archive - $250	Available	Available

***
Premier Charges are per person

TERM PLAN TERMS AND CONDITIONS

  •
  Rates for Call Options are stabilized for the Term of the Agreement.

  •
  Regardless of any stabilization of rates that may appear in this Attachment for the Services Provided, AT&T reserves the right to increase charges as a result of expenses incurred by AT&T relating to regulatory assessments stemming from an order, rule or regulation of the Federal Communications Commission or other regulatory authority or court having competent jurisdiction (including but not limited to payphone, PICC and USF related charges).

Discontinuance Without Liability

        This plan may be discontinued prior to the expiration of the specified term without liability under the following conditions:

  •
  New Plan:    "Customer" orders a new plan from AT&T with a revenue commitment and term equal to, or exceeding, the original commitment. Discontinuance of the former plan and subscription to the new plan must be done concurrently. Subscription to the New Plan will supersede the existing agreement at any time during the life of the current agreement. Entering into a new agreement with an equal to or higher revenue commitment does not imply that a customer has exercised the First Year Termination Without Liability clause. A new plan may include; but is not limited to: a new standalone agreement for AT&T TeleConference Services, or inclusion inside an AT&T Network Agreement.

  •
  First Year Termination Without Liability:    "Customer" may, at any time during the first year, discontinue this plan without liability, provided the "Customer": (1) has not discontinued another AT&T TeleConference Term Plan, or AT&T TeleConference Service with a revenue, volume and term commitment without liability in conjunction with its order of this term plan; and (2) notified AT&T in writing at least 30 days prior to the anniversary of the term plan of its intent to discontinue the term plan.

Discontinuance With Liability

        A "Customer" who has ordered a plan, but discontinues service before the expiration of the term plan, is subject to the appropriate shortfall penalty for the current year and any remaining years in the term plan upon discontinuance of the term plan. If the "Customer" has exercised the First Year Termination Without Liability Clause listed above, then this clause would not apply.

Expiration of the Term

        The Customer's obligation to AT&T automatically expires when the term plan ends. Unless the Customer notifies AT&T at least 90 days prior to the expiration of the term, service thereafter will be provided at the Volume Discounts Plan III rates as specified in AT&T Business Service Guide (formerly Tariff FCC No. 1).

Shortfall Penalty

        If the "Customer" does not meet the Annual Revenue Commitment in any one year, the "Customer" will be billed the difference between the minimum annual revenue commitment and the actual billed usage. In the event the customer has exercised the 'Discontinuance Clause With Out Liability during the first year", the shortfall penalty would not apply to the current or remaining years. If the customer exercised the "New Plan" agreement, the new plan would supersede the previous agreement, and no shortfall penalty would apply for the previous agreement. However, the terms and conditions do begin again with the new agreement and short fail penalties could apply as stated above.

QuickLinks

  Exhibit 10.15.1
AT&T Term Plan - Service Order Attachment
AT&T Teleconference Web Meeting Services Service Order Attachment
Terms And Conditions
AT&T TELECONFERENCE SERVICES PRICING PLAN Attachment to AT&T Term Plan